UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 31, 2018

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Forbearance Agreement Amendments

On May 31, 2018, ADDvantage Technologies Group, Inc. (NASDAQ: AEY) (“Company”), entered into a Forbearance Agreement with BOKF, NA dba Bank of Oklahoma (“Lender”)  relating to the Company’s Amended and Restated Credit and Term Loan Agreement (“Credit and Term Loan Agreement”).  As the Company had previously disclosed in its March 31, 2018 Form 10-Q filed on May 15, 2018, the Company was not in compliance with the fixed charge ratio covenant under the Credit and Term Loan Agreement at March 31, 2018 and had notified Lender of the covenant violation and requested a waiver of the covenant violation.  As a result of the covenant violation, the Company was in default under the Credit and Term Loan Agreement, for which Lender has the right to exercise its rights under the Credit and Term Loan Agreement, which include the right to accelerate the payment of the Company’s indebtedness to the Lender, enforce the Lender’s security interest in the collateral under the Credit and Term Loan Agreement and pursue collection from the Company for outstanding amounts owed under the Credit and Term Loan Agreement.

Under the Forbearance Agreement, which is Amendment Ten to the Credit and Term Loan Agreement, Lender agrees to delete the fixed charge ratio covenant from the Credit and Term Loan Agreement and to forbear from exercising its rights and remedies under the Credit and Term Loan Agreement through October 31, 2018 subject to, among other things, the following terms:
•	Reduce the revolving line commitment from $5.0 million to $3.0 million;
•	Lender is not obligated to lend or make advances under the revolving line of credit;
•	Limit the Company’s capital expenditure to $100,000 during the forbearance period;
•	Require semi-monthly reporting of its borrowing base calculation;
•	The Company must remain in compliance with the terms of the amended Credit and Term Loan Agreement;

The monthly payment terms and interest rates under the term loans as well as the interest rate under the revolving line commitment will remain substantially as reported in the Company’s March 31, 2018 Form 10-Q filing, which terms are incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.04.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:
Exhibit 10.1	Amendment Ten to Amended and Restated Revolving Credit and Term Loan Agreement dated May 31, 2018.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: June 4, 2018

By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Amendment Ten to Amended and Restated Revolving Credit and Term Loan Agreement dated May 31, 2018.